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                                                                   EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 33-80919) of Forcenergy Gas Exploration, Inc. of our report on the Financial Statements of Ashlawn Energy, Inc. dated April 12, 1995 except for Note J for which the date is May 25, 1995 appearing on page 7 of this Form 8-K.




LAPORTE, SEHRT, ROMIG AND HAND
A PROFESSIONAL ACCOUNTING CORPORATION


Metairie, Louisiana
October 4, 1996